BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER: 3215425
OFFICE USE ONLY

SUB-RECORDER
RECEIVED
AUG 18 2004
M.R. # 5 $ 20.
VANCOUVER, B.C.
RECORDING STAMP

Mineral Tenure Act
SECTION 57 & 58

# BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral ☐ Placer

MINING DIVISION: KAMLOOPS

**SELLER**

I, LARRY R.W. SOSTAD
(Full Name)

818 - 470 GRANVILLE STREET
(Mailing Address)

VANCOUVER (City) BC (Province)

V6C 1V5 (Postal Code) 604-904-2432 (Telephone)

Client Number: 125300

**PURCHASER**

SOUTHRIDGE EXPLORATION INC.
(Full Name)

1880 - 1055 WEST GEORGIA STREET
(Mailing Address)

VANCOUVER (City) BC (Province)

V6E 3P3 (Postal Code) 604-687-5792 (Telephone)

Client Number: 146957

For and in consideration of the sum of TEN dollars ($ 10.00 )

paid to me, do hereby sell the interest as specified below in the following mineral titles:

| CLAIM NAME OR LEASE TYPE | TENURE NUMBER | PERCENTAGE OF TITLE BEING SOLD |
|---|---|---|
| HILLTOP 1 | 409257 | 100% |
| HILLTOP 2 | 409258 | 100% |

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

July 19 2004
(Date)

(Signature of Witness)

(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 07/03